#TheWayToTreatPeople

brooqLy™

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Stories
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Disclaimer

brooqLy™

This Confidential Investor Presentation (the "Presentation") has been prepared from information supplied by the management of *brooqLy, Inc.*("brooqLy" or the "Company") for the purpose of obtaining expressions of interest from prospective investors of the Company. *brooqLy, Inc.* has retained CIM Securities, LLC ("CIM") as its exclusive investment banking representative to assist in this contemplated transaction.

This Offering is being made only to US persons; non-US persons are not entitled to invest in this Offering.

By accepting this presentation, each recipient agrees that it will not copy, reproduce, disclose, or distribute to others this Presentation or the information contained herein, in whole or in part, at any time, without the prior written consent of the Company, except as expressly permitted in the Confidentiality Agreement delivered by the recipient to Jahani and Associates. The recipient further agrees that it will cause its directors, officers, employees, and representatives to use this Presentation only for the purpose of evaluating its interest in making an investment in the Company and for no other purpose. The recipient also agrees to return this Presentation, together with any copies thereof, at any time upon request.

All information presented in this Presentation with respect to the existing business and historical operating results of *brooqLy, Inc.* and estimates and projections as to future operations is based on material prepared by the management of *brooqLy*. No representation or warranty is made as to the accuracy or completeness of such information. *brooqLy, Inc.* and CIM expressly disclaim any and all liability for the information contained in, or for omissions from this Presentation. Any estimates and projections contained herein involve significant elements of subjective judgment and analysis, which may or may not be correct. This presentation does not purport to contain all of the information that may be required to evaluate the proposed transaction and any recipient hereof should conduct its own independent analysis of the transaction and the data and information contained herein. CIM has not independently verified any of the information contained herein and assumes no responsibility for its accuracy or completeness. Neither the Company nor CIM shall be obligated to update or otherwise revise this Presentation or materials supplied herewith. Only those particular representations and warranties that may be made by *brooqLy, Inc.*in a definitive written purchase agreement, when and if one is executed, and subject to such limitations and restrictions as may be specified in such purchase agreement, shall have any legal effect.

All communications, inquiries, and requests for information should be directed to CIM Securities or Panos Lazaretos.

Panos Lazaretos

CEO, brooqLy, Inc

Mobile US: +1 718 705 8770

Mobile EU: +30 697 303 3941

Email: plazaretos@brooqLy.com

brooqLy, Inc

10101 S. Robert Rd., Suite 209
Palos Hills, IL 60465

brooqLy™

Corporate Overview

Executive Summary

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About brooqLy

brooqLy™

"The Way to Treat People"

a global platform that allows its Users to send and receive Treats from collaborating Shops under a Social Networking experience.

Corporate Snapshot

Year of Incorporation	2021
Industry	Technology - Marketplace
Headquarters	Palos Hills, IL, USA
Number of Employees	8 (3 Internal and 5 external)
Business Model	Commission on Sales / Subscription
Products/Services	Mobile App
Client Base	B2C, B2B

Statutory Snapshot

Ticker Symbol	BRQL
Trading Exchange	OTC Markets
Issued Shares	25,365,000
No. of Shareholders	39
Founders' Ownerships %	78.8%

The Ask

For Information contact:

Panos Lazaretos
Chief Executive Officer
plazaretos@brooqly.com

Leadership Team

brooqLy



Panos Lazaretos

CEO

International Prowess

- 1 Exit: **The Enablers** (OTCM: TNBL)
- **SPAR Group** (NASDAQ: SGRP)
  Global Responsibility, 10 countries
- **ADECCO Group** (SWISSX: ASDEN)
  EEMENA Responsibility, 17 countries
- **Sales Services International**
  European Responsibility, 21 countries



Nikos Ioannou

COO

Marketplace Thought Leadership

- 1 Exit: **delivery.gr**
  first OFD platform in Greece
  first platform to offer grocery delivery
  first platform to become a marketplace
- **Mouhalis Group of Companies**
  e-Table Product Officer
  e-Kioskys Product Officer



Helen Maridakis

CFO

Finance Veteran

- 1 Exit: **Acrongenomics** (OTCM: AGNM)
- **Vardalos & Associates**
  Founder & CEO
  Over 30 Years and 300 Clients
  Financial Services
- **Lactalis Europe** (part of Kraft Heinz)
  10 Years Financial Control and Reporting

Corporate Highlights

brooqLy

1 **Uniqueness**

Our platform combines Online Food Ordering, Social Networking and Gifting Technologies

2 **Experience**

Our executive team has over 25 years of experience in their area of responsibility

3 **Transparency**

We have been operating under SEC and GAAP guidelines since inception

4 **Technology**

Our architecture is based on latest technologies designed to handle future volume and future modules

5 **Growth**

We have developed a swift, low-cost, low-risk expansion plan to new markets

6 **Exit**

Due to our Public Trading status our shareholders have more "exit options" than in a private company

brooqLy™

Commercial Overview

About brooqLy

brooqLy



What is brooqLy?

a disruptive new social network with real-world actions that allows its users to purchase, send and receive treats from collaborating shops.

What are brooqLy treats?

- Treats are currently beverage items that each collaborating shop uploads to the platform with a purchase price and sent from one brooqLy user to another.
- Sent treats can be redeemed for a period of three months at the shop selected by the sender.
- All treat activity is accessible by shop owners, in real-time under the brooqLy dashboard.

Treating Modes

brooqLy™

Remote

the user selects a collaborating shop, a catalog Item, and the user to purchase and send a treat to.

This mode gives global access to our Shops List, and allows even cross-countries treating, but only between "Connected Users".

In-Shop

the user is asked to "check-in" at one of the collaborating shops and then gains access to all other users that have chosen to "check-in".

This mode allows to treat "connected users" but also "non-connected users" that are present at the selected shop.

At-Home

The user follows the same process as in "Remote Mode" by selecting a collaborating e-Shop.

The recipient user needs to provide a delivery address. This mode allows for delivery at the recipient's home using the transportation means of the selected e-shop.

Market Size

brooqLy™

The Markets brooqLy Covers

Social Networking	Online Food Ordering	Personalized Gifting
$230 Billion Globally	$244 Billion Globally	$32 Billion Globally
The Business Research Company	Grand View Research	Business Wire

Our Universe CONNECTED

Consumers

that gain an **enhanced social networking experience** through the "Art of Treating".

Retail Shops

that register to receive **incremental sales** and gain direct communication with their clientele.

Brands

that **advertise and access consumer behavior data** for targeted promotions.

Problems, Solutions & Benefits

brooqLy™

Problem

Connections through the various established social networks remain limited to simple interactions (chats, likes, emojis etc.)

brooqLy's Solution

brooqLy empowers the demonstration of generosity and gratitude by utilizing its Treating mechanism.

Benefits

- Consumers gain a "social networking +" experience and connection by sending and receiving Treats
- Consumers get the feeling of "being there" even if not physically present with their friends.
- Consumers stay up-to-date on the latest hotspots / happenings in their area

Consumers | Retail Shops | Brands

Problems, Solutions & Benefits

brooqLy™

Problem

Nightlife Entertainment Shops are lacking the option of generating revenue from customers that are not physically present in their shops.

brooqLy's Solution

brooqLy enables incremental Shop sales by allowing a global audience to 'Treat' anyone in their network, remotely.

Benefits

- Shops may create a User profile and Treat their crowd based on contests and specific activities
- Shops are bale to communicate specific promotions through the Newsfeed
- Shops have real-time access to their activity data and billing / payment information

Consumers | Retail Shops | Brands

Problems, Solutions & Benefits

brooqLy™

Problem

Alcoholic Beverage Brands have limited advertising options, costly methods to collect consumer data from the points-of-sale and have generally passive digital engagement with their crowds.

brooqLy's Solution

brooqLy provides a suite of in-app advertising options, crowd engagement tools, backed up by advanced analytics on Product Sales and Consumer Behavior

Benefits

- Brands gain access to a new Direct-to-Consumer channel and ability to showcase their Products & Promotions
- Brands are able to select a group of Shops from our database and make targeted banner advertising
- Brands have real-time access to their activity data but can also purchase brooqLy Consumer Behavior Data that can help them drive business decisions

Consumers | Retail Shops | Brands

Business Model

brooqLy™

A. Current Revenue Model

20% Commission on each order

- ❑ brooqLy receives the full payment amount.
- ❑ Treats are paid to the shops within 48 hours minus the 20% commission.

B. Future Revenue Models

- Annual Subscription for Shops by Q3 2024
- Monthly Brand Advertising per Shop Q4 2024
- Annual Sale of Consumer Behavior Data Q1 2025

Growth Strategy

brooqLy

- Expand Internationally through Geographically Exclusive Agreements with Local Marketing Agencies under an equal revenue sharing model.

- This approach offers a low risk / low-cost market entry, and it is supported by multi-lingual, and multi-currency technological appf eatures.



Current Markets: Greece, Romania, Turkey, Czech

Future Markets:
2024: Hungary, Serbia, Bulgaria
2025: Brazil, Mexico, USA

Local Partnership Model

brooqLy

Our global growth is powered by Local Partner Agreements

brooqLy's Responsibilities

- Platform Enhancement and Support
- Best Practice Training and Sharing
- Global Marketing
- Global and Regional Brand Sales
- Global Customer Support

Local Partner's Responsibilities

- Shop Registration and Administration
- User Acquisition through Digital Marketing
- Local Marketing
- Local Brand Sales
- Local Customer Support

50-50
Revenue Sharing
on all Income Streams

Traction

brooqLy™

	2021 H1	2021 H2	2022 H1	2022 H2	2023 H1	2023 H2
Operations	Product Design and International Strategy Design	brooqLy 1.0 soft launched in Greece & Romania	Paused for COVID brooqLy 2.0 development	Successful Measurement of Key Marketing Concepts	brooqLy 3.0 developed for testing	Re-Launch in Greece, Turkey & Romania in October
Corporate	Filed S1 Application with the SEC	Closed Pre-Seed Round with $275,000	SEC Effectiveness Awarded	Trademark Received in both US and EU	Closed Seed Round with $395,000	Ticker Acquisition Started Trading in OTC Markets
Highlights		First Treats in: - Mykonos (Greece) 500 user downloads -Mamaia (Romania) 300 users download		Activation in one Greek Bar generates $2,000 from users in the USA	Signed Agreement for Turkey Signed Agreement for At-Home Delivery in Greece	

Product Roadmap

brooqLy

	Current Version	brooqLy 3.0 Q4 2023	brooqLy 4.0 Q3 2024	brooqLy 5.0 Q4 2024
Social Networking	Standard * Social Features * User/Shop Profiles	Enhanced * Social Features * User/Shop Profiles	Advanced * Social Features * User/Shop Profiles Loyalty	Gamification
Payment	Card Payments Apple / Google Pay	Standard Wallet	Advanced Wallet Meal Voucher	Meal Voucher Automation brooqLy Card with Wallet Apple / Google Pay
Modules	Treating at Shops	Treating at Home	Table Booking Menu Pre-Ordering	Experience Booking (Attractions, Shows Taxi etc)

Corporate Responsibility

brooqLy

Social

- "Drink Responsibly" Initiative allows the redemption of only 3 alcoholic products within a 24-hour period
- "Engage Responsively" initiative ensures proper approvals before a Treat is sent and accepted

Environmental

- Global Alliance with Enaleia (www.Enaleia.com) to Foster Sustainability and Marine Conservation
- 1% of revenue contributed to Enaleia's mission to protecting marine ecosystems and combating the global issue of marine plastic pollution.
- (Press Release Link)


ENALEIA | brooqLy
"Alliance for the fight against marine pollution"

brooqLy™

Mobile App Snapshot

Social Networking Features

broqLy™


Stories
For You

Newsfeed with geolocation for recommendations


New Post
Post

Ability to post photos and stories with check-in and tag options


Notifications

Notification on friends, treats, shops and brands activities


Treats History
Received

Review the details of your sent and received treats


Friends

Google Maps that shows your friends or users that have selected to make their location visible


Hub

Hub section with current mechanisms and provision for upcoming ones

Treating Mechanism

brooqLy


Who do you want to treat?
Near you

Easily find and select the user you would like to send a treat to


Brooqlies Spots
Athens Riviera

Identify the shop of your choice anywhere that brooqLy operates


TODAY HAPPENS ONCE

Browse the shop's catalog Items


Treat

Select the preferred catalog item and its quantity


Treat

Make a payment


Treat sent to Emily
Cheers
Smiles everywhere!

All done!
The recipient will receive a notification and you will receive a receipt for your payment

brooqLy

PLACEMENT AGENT DISCLOSURE:

This Disclosure Statement is being provided to you to describe the relationship among our current Investment Banking Client brooqLy, Inc (OTCPK: BRQL) described herein this email outreach (the "Company") and CIM Securities, LLC ("CIM"), relating to your potential investment in the Company's private placement transaction ("Transaction"). CIM is a registered broker dealer member of FINRA and SIPC. The Company and CIM are not related parties.

The Company and CIM have entered into an Engagement Letter Agreement ("Agreement") under which CIM provides advisory services and solicits investor prospects of preferred shares ("Shares") for the Company and the Company compensates CIM for referring investors to the Company. For each person or entity (including "You", the "Investor") that is solicited by CIM pursuant to the terms and conditions of the Agreement, who acquires or commits to acquire an interest in the Company, within a defined time period, as a result of such solicitation, Company shall pay, or cause to be paid, to CIM and any licensed Selling Agents it may be working with a Commission fee of up to Ten Percent (10%) of gross transaction proceeds to the Company, in cash and **Seven Percent (7%) of the Shares purchased in the form of Common Stock Placement Agent Warrants ("PA Warrants") that contain a three (3) year term and CIM has a cashless exercise provision.** CIM is also being paid ~$20,000 as a Retainer Fee and to be reimbursed for its Legal Counsel and Background Checks in connection with the Engagement Letter.

This compensation to CIM does not in any way affect the number of Shares that would be issued to you if you acquired such interest without the solicitation of CIM or any of its Selling Agents. These fees may cause a conflict between your interests and CIM's. Registered Representatives of CIM and their family members may be or may become investors in this Transaction or any other Company issuance. This may also cause a conflict of interest in your investment. Registered Representatives of CIM and Selling Agents may be engaged to solicit other transactions at higher or lower compensation agreements, which may also be a conflict of interest to your solicitation for this investment. **The Firm may also provide you with other comparable investment opportunities that should be considered and discussed with your representative, prior to making any investments. Please review the** Customer Relationship Summary (CRS) of CIM Securities.

PLACEMENT AGENT DISCLOSURE - Continued:

THE ATTACHED DOCUMENTS AND OR OTHER ATTACHMENTS INCLUDED HEREIN ARE TO BE STRICTLY CONSIDERED "PRELIMINARY INFORMATION MATERIALS" AND DOES NOT CONSTITUTE ANY OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITY MENTIONED HEREIN. AN OFFER CAN ONLY BE MADE BY AN APPROPRIATE SUBSCRIPTION AGREEMENT AND THE FULL PRIVATE PLACEMENT MEMORANDUM WHICH THESE DOCUMENTS ARE A PART OF UNDER A REG D 506(c) OFFERING AND ONLY IN STATES IN WHICH THE OFFERING OF THE SECURITIES IS REGISTERED OR EXEMPT FROM REGISTRATION AND BY FINRA REGISTERED BROKER-DEALERS AUTHORIZED TO DO SO. EACH PRIVATE INVESTMENT TRANSACTION HAS ITS OWN INHERENT RISKS AND ONE SHOULD READ THE FULL MEMORANDUM / SUBSCRIPTION AGREEMENT IN AND CONSIDER ALL THE UNIQUE RISKS INVOLVED AND DO APPROPRIATE DUE DILIGENCE BEFORE INVESTING. ANY MENTION OF PAST PERFORMANCE ON ANY PAST TRANSACTIONS IS NO GUARANTEE OF FUTURE RESULTS. THE SECURITIES TO BE OFFERED BY THE MEMORANDUM ARE HIGHLY SPECULATIVE **AND ILLIQUID** AND INVOLVE A HIGH DEGREE OF RISK AND ARE ONLY AVAILABLE TO ACCREDITED INVESTORS WHO CAN BEAR THE ENTIRE ECONOMIC RISK OF SUCH AN ILLIQUID RISKY INVESTMENT AND WILLING TO HOLD THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

You should speak with your financial advisor, accountant, tax consultant and/or attorney when evaluating private placement offerings. The information you will review may contain forward-looking statements about investments which have not been reviewed by CIM Securities. You should not rely on these statements but should carefully evaluate the Materials in assessing any private investment opportunity, including the complete set of risk factors that are provided for your consideration. Articles or information from third-party sources may discuss CIM Securities or relate to information contained herein, but CIM does not approve and is not responsible for such content. Hyperlinks to third-party sites, or reproduction of third-party content, do not constitute an approval or endorsement by CIM of the linked or reproduced content. Risk statement: Keep in mind that strong investor interest is no indication of the merits of the investment.

CAUTIONARY NOTICE RELATING TO FORWARD-LOOKING STATEMENTS: These Preliminary Information Materials and/or Private Placement Memorandum contain "forward-looking statements" within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, including statements regarding, among other items, the Company's business strategies, continued growth in the Company's markets, projections and anticipated trends in the Company's business and the industry in which it operates. The words "believe," "expect," "anticipate," "intends," "forecast," "project" and similar expressions identify forward-looking statements. These forward-looking statements are based largely on the Company's expectations and are subject to a number of risks and uncertainties that are beyond the Company's control. the Company cautions that these statements are further qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements, including, among others, the following: reduced or lack of demand for the Company's Services, competitive pricing pressures, unexpected changes in the Industry or economic environment and the level of expenses incurred in the Company's operations. In light of these risks and uncertainties, there can be no assurance that the forward-looking information contained in these Materials and the documents incorporated herein by reference will, in fact, occur or prove to be accurate.

Contact Information

brooqLy™

Panos Lazaretos
CEO, brooqLy, Inc
Mobile EU: +30 697 3033 941
Mobile US: +1 718 705 8770
Email: plazaretos@brooqLy.com

Jack Myers
Registered Representative, CIM Securities, LLC
Mobile: (619) 249-5926
Email: JackMyers@cimsecurities.com


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